Exhibit 10.11

03 2 160 2088 03 2 180 2826 O O R G N I I AL PNB Commercial Our Ref Date MIEL/IND/SPII/TEMSB/A102/202 6 16 March 2026 TEM ELECTRONICS (M) SDN. BHD. No. A102, Jalan 2A, Kawasan Perusahaan MIEL Sungai Lalang, 08000 Sungai Petani, Kedah. (Attn : Ms Teh Chooi Phing) Dear Ms Teh Chooi Phing, RENEWAL OF TENANCY LANDLORD TENANT DEMISED PREMISES : MIDF PROPERTY BERHAD TEM ELECTRONICS (M) SDN . BHD . FACTORY LOT NO . 83 , KAWASAN MIEL SUNGAI PETANI, PHASE II, BEARING POSTAL ADDRESS AS NO . A 102 , JALAN 2 A, KAWASAN PERUSAHAAN MIEL SUNGAI LALANG, 08000 SUNGAI PETANI, KEDAH DARUL AMAN We refer to the Tenancy Agreement between MIDF Property Berhad and TEM Electronics (M) Sdn. Bhd. dated 21 July 2023 (”Tenancy Agreement“), which will expire on 31 March 2026. 2. Pursuant to your request, we agree to renew the tenancy of the Demised Premises, subject to the revised terms set out below: i. Term The renewed tenancy shall be for a period of two (2) years, commencing on 1 April 2026 and expiring on 31 March 2028 ("Renewed Term"). ii. Rental The gross monthly rental, exclusive of all forms of charges, costs, duties, levies and taxes (if any), shall be revised to RM24,900.00. Rental Deposlt The Rental Deposit of RM68,898.00 shall be revised to RM74,700.00 (equivalent to three (3) months' rental). iv. Compensation (Ta'wldh) on Late Payment Without prejudice to the Landlord's other rights under the Tenancy Agreement, if the Tenant defaults in the payment of rent or any other monies covenanted to be paid, the Tenant shall pay to the Landlord compensation (ta'widh) on overdue payments at a rate calculated based on the prevailing daily overnight Islamic Interbank Money Market Rate on such overdue payments from the date of default until full payment .

Amount (RM) 74,700.00 Description Revised Rental Deposit Item (i) 68,898.00 Less Existing Rental Deposit (ii) 5,802.00 Additional Rental Deposit (iii) 1,995.00 Administration Fee (iv) 3,608.00 Estimated Ad Valorem Stamp Duty (v) 40.00 Personal Guarantee (vi) RM11,445.00 Total Amount Payable OurRe f Dae 2 : MIEL/IND/SPIl/TEMSB/At02/2026 16 Marcfi 2026 RENEWAL OF TENANCY LANDLORD TEnccT : oEMisrD PREMiscs : . MIDF PftOREfiTY BERHAD zzlu Eiz¢taoniallvilson. aHo. rAc¥oRYLoTfgo.83,cawAsANMiELsuNG iPE¥ANi.PkiasEii,eznniNGeosrNaooRcssasfgo.n3oz,JnLaN ze, XxwasnN PERusnunxn iiEc sunsxi Lxraua, o8ooo suNsai PwaHi, xzoau oanuc niyixH The Landlord reserves the right to allocate any monies paid by the Tenant towards the settlement of ta'widh charges in priority over any other payment. Ta'widh is imposed/charged from the 1st day of the month if payment is received after the 7th day of the calendar month. 3. Renewed Term Subject to the Same Terms and Condltlons, Save as Otherwise Stated . The tenancy for the Renewed Term shall be governed by and subject to the same terms, conditions, covenants, and stipulations set out in the Tenancy Agreement, except for those specifically modified or added herein . All accrued rights and interests under the Tenancy Agreement (including previous renewals, if applicable) shall remain in effect and shall not be waived by this renewal . 4. Acceptance & Stamp Duty Should the Tenant and Guarantor find the terms and conditions of this renewal acceptance, please sign below to signify your agreement and return all copies of this Letter duly accepted within fourteen (14) days from the date hereof to us . The Tenant shall bear the stamp duty of this Letter relating to the renewal of the tenancy . 5. Documents to Enclose & Payment When returning the accepted copies of this Letter, please enclose the latest Form 44 (Section 46 (3), Companies Act 2016 ) and Form 49 (Section 58 , Companies Act 2016 ), duly certified, together with a cheque of RM 11 , 445 . 00 payable to MIDF PROPERTY BERHAD, being payment for the following : 6. Definitions All terms used herein shall have the meanings ascribed to them in the Tenancy Agreement unless otherwise specifically defined herein.

Our Ref Date 3 MIEL/IND/SPll/TEM$B/At02/2026 : 16 March 2026 RENMAL OF TENANCY’ LANDLORD • MIDF PROPERTY BERHAD zEIu etccrnonics(Iu) son. em. rAcroRYiorHo.e3, cAwAscN MirL suNcnf PETaHi,PHAsE ii, eEAfiiNG eowat AooREss is No. A1o2,JniaN zx, xcwxsaH eEnussnaau wire suxsxi razxca, oeooo sunsxi ewaNi, xEaui oazuc wxo zcnaw - DEMisEo 8RrMisEs : 7. Contact Should you have any queries, please do not hesitate to contact En. Yusman Muhd Yusof at 03 - 2180 2860. Thank you. Yours faithfully, For and on behalf of, MIDF PROPERTY BERHAD MOHD. AZMAN MOHAMED SHARIFF Chief Operating Officer PNB COMMERCIAL SDN. BERHAD We, TEM Electronics (M) Sdn. Bhd., Registration No. 199501036258 (365460 - T), hereby agree to and accept the terms and conditions set out above for the renewal of the tenancy. (Authorised Signatory of Tenant) (NRIC No.: /8 ago/ - 6d - Ie / ), hereby warrant that I am the authorised signatory of the Tenant to execute and accept this Letter. Witnessed by:

Remark Description No. Latest SSM Corporate Information 1. Form 44 2. Form 49 3. Section 58 (Notification of Change in the Register of Directors) 4. : MIEL/lND/SPIl/TEMSB/At02/2026 . 16 March 2026 4 (jurRef Dati nenzwuornnaocY LANDLORD TENANT oEMisEoexEui m MCDI PROPERW BERHAD : TEM EI.EW0NI g {M} SDN. BHD. : racTonvtorno.s3,KAwssAH iErsuacni Pernni,eHxsEti,eEnninaeowntaooRzssAsNo.Ato2,/arax KAWASAN PERUSAHAAN MIEL SUNGM LALANG. 08000 SUNGAI PEIANT, KEY DARUL AMAfg I, Teh Chooi Phing (NRIC No . 730601 - 02 - 5866 ), hereby agree to the terms and conditions set out above and agree to act as guarantor in accordance with and be bound by the same terms and conditions of the Guarantee between the Landlord and the above Guarantor dated 21 July 2023 subject to, the necessary changes in view of the terms and conditions of renewal of tenancy set out above . Witnessed by:........................................... jV$ 7H£+ 71M• Name: NRIC No.: Date: ¢t »^ >+! - › - EEâ | g [ty ( REQUIRED DOCUMENTS CHECKLIST FOR RENEWAL OF TENANCY

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method* FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.* L01J10EA43XF023
Jenis Surat Cara *Type Of Instrument* PERJANJIAN SEWA SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument* 14/04/2026
Balasan *Consideration* RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
MIDF PROPERTY BERHAD, (5674-K, 196401000370)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
TEM ELECTRONICS (M) SDN. BHD., (365460-T, 199501036258)

Butiran Harta / Suratcara *Property / Instrument Description*
FACTORY LOT NO. 83 (A102), JALAN 2A KAWASAN MIEL SUNGAI PETANI, PHASE II KAWASAN PERUSAHAAN MIEL SUNGAI LALANG, SUNGAI PETANI, 08000, KEDAH

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	F0234A262135401
Tarikh Penyeteman *Date of Stamping*	27/04/2026
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 3,588.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 3,588.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***28/04/2026 12:12:45***

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

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